EXHIBIT 99.1

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
----------------------------- )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM NOVEMBER 7, 2004 TO DECEMBER 4, 2004
    --------------------------------------------------------

Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Jonathan W. Jordan
                                   ----------------------
                                   Attorney for Debtor
Dated:  Atlanta, GA
        January 3, 2005

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
------------------------------)



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM NOVEMBER 7, 2004 TO DECEMBER 4, 2004

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $33,342,000






I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 3rd day of January 2005.      /s/ Barry F. Shea
                                   --------------------------
                                   Barry F. Shea
                                   Executive Vice President-
                                   Chief Financial Officer

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        December 4, 2004
                         (in thousands)

                             Assets
Current assets:
  Cash and cash equivalents                            $   2,209
  Accounts receivable (less allowances of $8,400)         57,596
  Inventories                                            121,316
  Assets held for sale                                     5,607
  Prepaid expenses and other current assets                7,987
  Deferred income taxes                                    5,162
                                                       ---------
     Total current assets				 199,877

Property, plant and equipment                            396,331
  Less accumulated depreciation and amortization        (251,247)
                                                       ---------
     Net property, plant and equipment                   145,084

Investment and advances to subsidiaries                    8,586
Other assets                                               7,277
                                                       ---------
                                                       $ 360,824
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        December 4, 2004
                         (in thousands)

         Liabilities and Shareholders' Equity (Deficit)

Current liabilities:
  Long-term debt currently due                         $  97,008
  Accounts payable                                        11,123
  Due to subsidiaries                                      6,271
  Accrued compensation and related benefits               18,802
  Other accrued expenses                                  10,390
                                                       ---------
      Total current liabilities                          143,594
Deferred income taxes                                      5,162
Other liabilities                                         21,534
                                                       ---------
Total liabilities not subject to compromise              170,290

Liabilities subject to compromise                        192,777

Shareholders' equity (deficit):
  Common stock                                               225
  Additional paid-in capital                             210,147
  Accumulated deficit                                   (201,237)
  Accumulated other comprehensive loss                   (11,198)
  Unearned compensation - restricted stock                  (180)
                                                       ---------
    Total shareholders' equity (deficit)	          (2,243)
                                                       ---------
                                                       $ 360,824
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

       For the Period November 7, 2004 to December 4, 2004
                         (in thousands)


Net sales                                         $    31,131
Cost of sales                                          29,909
                                                  -----------
Gross profit                                            1,222
Selling, general and administrative expenses            3,701
                                                  -----------
Operating loss                                         (2,479)
Other income, net                                          45
Interest expense                                         (909)
Equity in loss of subsidiaries			         (102)
                                                  -----------
Loss before reorganization items                       (3,445)
Reorganization items (A)                               (1,392)
                                                  -----------
Net loss                                          $    (4,837)
                                                  ===========


(A) Reorganization items includes $1,197,000 for professional fees relating to bankruptcy matters and $195,000 for expense related to the key employee retention program.

In re:    DAN RIVER INC.
          Case No. 04-10990


                CONDENSED STATEMENT OF CASH FLOWS
                           (UNAUDITED)

       For the Period November 7, 2004 to December 4, 2004
                         (in thousands)

Cash flows from operating activities:
  Net loss                                           $   (4,837)
  Adjustments to reconcile net loss to net
    cash provided by Operating activities:
    Noncash interest expense                                289
    Depreciation and amortization of property,
      plant and equipment			          1,951
    Other noncash charges			             13
    Equity in loss of subsidiaries                          102
Changes in operating assets and liabilities:
  Accounts receivable                                    (1,337)
  Inventories                                             4,168
  Prepaid expenses and other assets		            270
  Accounts payable and accrued expenses                    (469)
  Other liabilities                                         (20)
                                                       --------
    Net cash provided by operating activities               130
                                                       --------
Cash flows from investing activities:
  Capital expenditures                                       50
                                                       --------
    Net cash used by investing activities                    50
                                                       --------
Cash flows from financing activities:
  DIP revolving credit facility - borrowings             33,405
  DIP revolving credit facility - payments              (34,439)
                                                       --------
    Net cash used by financing activities                (1,034)
                                                       --------
Net decrease in cash and cash equivalents                  (954)
Cash and cash equivalents at beginning of period          3,163
                                                       --------
Cash and cash equivalents at end of period             $  2,209
                                                       ========

In re:    DAN RIVER INC.
          Case No. 04-10990



      MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                         (in thousands)


Accounts Receivable at Petition Date:   $55,992

Net accounts Receivable at the Beginning of the
  Reporting Period                                     $  56,258
PLUS: Current Month Sales, Net			          31,131
LESS: Collections During the Month from Customers        (31,262)
Other, Net					 	   1,469
Net Accounts Receivable at the End of the
  Reporting Period                                     $  57,596

Accounts Receivable Aging				  Amount
-------------------------                                 ------
Current                                                $  55,203
<30 Days Past Due                                          8,947
31 - 60 Days Past Due                                      1,264
60 -90 Days Past Due					      69
> 90 Days Past Due                                           513
Total Accounts Receivable				  65,996
Less: Reserves and Allowances                             (8,400)
Accounts Receivable (Net)                              $  57,596

In re:    DAN RIVER INC.
          Case No. 04-10990


      MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                         (in thousands)

Post-Petition Accounts Payable consists of the following:

Accounts Payable Aging (Post Petition Only)            Amount
-------------------------------------------            ------
0-30 Days                                              $  9,575
31 - 60 Days                                                136
61 - 90 Days                                                  -
Over 90 Days                                                  -
Other - Primarily Accruals for Goods & Services
  Received But Not Yet Invoiced                           1,412
Total Accounts Payable                                 $ 11,123




SECURED CREDITORS:
The Debtor made no payments to secured creditors except as otherwise permitted pursuant to Final Order, dated May 28, 2004, Authorizing Secured Post-Petition Financing on a Super Priority
Basis.

In re:    DAN RIVER INC.
          Case No. 04-10990

                INVENTORY AND FIXED ASSETS REPORT

INVENTORY REPORT (in thousands)

Inventory Balance at the Petition Date:  $141,758

Inventory Reconciliation                                 Amount
Inventory Balance at Beginning of Period               $ 125,484
PLUS: Purchases and Other Costs Added During Period       25,741
LESS: Inventory Used/Sold                                (29,909)
Inventory on Hand at End of Period                     $ 121,316


Method of Costing Inventory:  first-in, first-out


FIXED ASSET REPORT (in thousands)

Fixed Assets Fair Market Value at petition Date:  unknown

Fixed Asset Reconciliation                            Amount
Fixed Asset BV at Beginning of Period                  $ 146,977
LESS: Depreciation Expense                                (1,951)
PLUS: Additions                                               58
Sales, Retirements                                             -
Fixed Assets BV at End of Period                       $ 145,084

Brief Description of Fixed Assets Purchased/Disposed of During
Period

Additions were generally for routine replacement items.

Pursuant to the "Order Establishing Procedures for Liquidating Non-Essential Assets Free and Clear of Liens, Claims, Encumbrances and Other Interests Through Either Auction or Private Sale" (entered May 28, 2004), the Debtor is permitted to sell assets that are valued at less than $250,000 individually in transactions not valued at more than $1,000,000. During the period, no proceeds were received pursuant to this order.

In re:    DAN RIVER INC.
          Case No. 04-10990

                       MONTHLY TAX REPORT

                   TAXES PAID DURING THE MONTH


*Pursuant to the Order Authorizing the Debtors to (A) Maintain
Existing Bank Accounts and cash Management System, (B) Continue
Use of Existing Business Forms, and (C) Continue Use of Existing
Investment Guidelines, the Debtor has not opened new cash accounts for tax payments.


Name of Taxing Authority              Description       Amount
CA Dept. of Employ. Development   SWH                  $      390
FL Dept. of Revenue               Sales & Use                 119
GA Dept. of Revenue               Sales & Use               5,336
GA Dept. of Revenue               SWH                      24,327
IL Dept. of Revenue               SWH                       1,923
IRS                               FICA & FWH            2,305,781
NC Dept. of Revenue               SWH                      61,836
NC Dept. of Revenue               Sales & Use                 701
NJ Division of Revenue            SWH                       1,750
NYS Employment Taxes              SWH                      29,229
OR Dept. of Revenue               SWH                         266
Receiver General                  Canada GST Return        36,794
SC Dept. of Revenue               SWH                         693
SC Dept. of Revenue               Sales & Use                 164
TN Dept. of Revenue               Sales & Use               1,195
VA Dept. of Taxation              SWH                     287,659
VA Dept. of Taxation              Sales Tax                 2,010
VA Dept. of Taxation              Use Tax                  16,650
Total Taxes Paid                                      $ 2,776,823

In re:    DAN RIVER INC.
          Case No. 04-10990

                       TAXES OWED AND DUE

Name of Taxing Authority        Date       Description        Amount
                              Payment
                                Due
CA State Board of           7/31/2005    Sales Tax           $     28
Equalization
AR Dept. of Finance         12/15/2004   SWH                      341
FL Dept. of Revenue         12/20/2004   Sales Tax                114
GA Dept. of Revenue         12/20/2004   Sales & Use Tax        3,350
GA Dept. of Revenue         12/8/2004    SWH                    1,798
IRS                         12/8/2004    FICA & FWH               250
MS Bureau of Revenue        12/15/2004   SWH                      526
NC Dept. of Revenue         12/20/2004   Sales & Use Tax          318
NC Dept. of Revenue         12/8/2004    SWH                    8,698
NY State Sales Tax          3/20/2005    Sales & Use Tax          323
NYC Dept. of Finance        12/20/2004   Rent Tax              20,334
PA Dept. of Revenue         1/31/2005    SWH                      341
Receiver General            12/31/2004   Canada GST Return     43,375
SC Dept. of Revenue         12/20/2004   Sales & Use Tax           11
SC Dept. of Revenue         12/15/2004   SWH                      733
TN Dept. of Revenue         12/20/2004   Sales Tax                  8
VA Dept. of Taxation        12/20/2004   Sales Tax              1,978
VA Dept. of Taxation        12/7/2004    SWH                   46,578
VA Dept. of Taxation        12/20/2004   Use Tax               13,518
Total Taxes Unpaid                                           $142,622

In re:    DAN RIVER INC.
          Case No. 04-10990


                    CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation liability, fire, theft, comprehensive, vehicle, health and life.

            Type of Coverage              Expiration
Property & Business Interruption          6/30/05
Boiler & Machinery                        6/30/05
Commercial General Liability              6/1/05
General Liability - Brookneal Dam         6/1/05
Automobile -All states except TX, Canada  6/1/05
Automobile - Texas                        6/1/05
International Package                     6/1/05
Advertising Liability                     6/1/05
Umbrella - Excess                         6/1/05
Motor Truck Cargo & Marine Cargo          6/30/05
Canadian General Liability Policy         6/1/05
Directors & Officers                      11/20/05
Crime                                     11/20/05
Fiduciary Liability                       11/20/05
Special Risk                              11/20/05
Workers Comp Excess for VA & GA           10/1/05
Workers Comp - AR, CA, FL, IL, MS, NJ, ,  10/1/05
NC, OR, TX
Workers Comp. NY                          10/1/05
Health                                    1/1/05
Life Insurance                            12/31/06
Long Term Disability                      1/1/05
Basic Accident                            12/31/06
Business Travel Accident                  1/1/05
Short Term Disability-NY                  1/1/05

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
------------------------------)



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM NOVEMBER 7, 2004 TO DECEMBER 4, 2004
    --------------------------------------------------------



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Jonathan W. Jordan
                                   --------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          January 3, 2005

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
------------------------------)



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM NOVEMBER 7, 2004 TO DECEMBER 4, 2004
    --------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $0

The Debtor's only assets consist of idle real estate held for sale, with no book value. There was no activity during the reporting period.


I declare under penalty of perjury that this statement is true and correct to the best of my knowledge and belief.

This 3rd day of January 2005.      /s/ Barry F. Shea
                                   --------------------------
                                   Barry F. Shea
                                   Executive Vice President-
                                   Chief Financial Officer

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        	)    Chapter 11
                              	)
DAN RIVER FACTORY STORES, INC.	)    Case No. 04-10993
                              	)
        Debtor.               	)    Judge Drake
--------------------------------)



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM NOVEMBER 7, 2004 TO DECEMBER 4, 2004
    ---------------------------------------------------------



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Jonathan W. Jordan
                                   ------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          January 3, 2005

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        	)    Chapter 11
                              	)
DAN RIVER FACTORY STORES, INC.	)    Case No. 04-10993
                              	)
        Debtor.               	)    Judge Drake
--------------------------------)

          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM NOVEMBER 7, 2004 TO DECEMBER 4, 2004
    --------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $64,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of the total of the Debtor's cost of goods sold, selling, general and administrative expenses, and capital expenditures for the reporting period ended
December 4, 2004.

As previously disclosed in the Dan River Factory Stores, Inc. Statement of Financial Affairs, the Debtor owns no assets and does not maintain a bank account. All disbursements for the Debtor's business are made by the Debtor's parent, Dan River Inc.

For additional information on the nature of the Debtor's operations and assets and liabilities, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 3rd day of January 2005.      /s/ Barry F. Shea
                                   --------------------------
                                   Barry F. Shea
                                   Executive Vice President-
                                   Chief Financial Officer

In re:    DAN RIVER FACTORY STORES, INC.
          Case No. 04-10993


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        December 4, 2004
                         (in thousands)

                         Assets


Due from parent                                   $  2,280
                                                  ========
           Liabilities and Shareholder's Equity

Liabilities                                       $      -
Common Stock                                             -
Paid-in capital                                      1,739
Retained earnings                                      541
                                                  --------
                                                  $  2,280
                                                  ========



                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

       For the Period November 7, 2004 to December 4, 2004
                         (in thousands)

Net sales                                         $      64
Cost of sales                                            40
                                                  ---------
Gross profit                                             24
Selling, general and administrative expenses             24
                                                  ---------
Net income                                        $       -
                                                  =========

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
        Debtor.               )    Judge Drake
------------------------------)



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM NOVEMBER 7, 2004 TO DECEMBER 4, 2004
    --------------------------------------------------------



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Jonathan W. Jordan
                                   -------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          January 3, 2005

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
        Debtor.               )    Judge Drake
------------------------------)


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM NOVEMBER 7, 2004 TO DECEMBER 4, 2004
    --------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $30,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of certain transfers to non-Debtor Affiliates made pursuant to the Order Authorizing the Debtor to (A) Maintain Existing Bank Accounts and Cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines. All such disbursements were made on behalf of Dan River International Ltd. by Dan River Inc. The Debtor has no operations and its sole asset is its investment in foreign (non-debtor) subsidiaries.
For additional information, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 3rd day of January 2005.           /s/ Barry F. Shea
                                        ----------------------
                                        Barry F. Shea
                                        Executive Vice President-
                                        Chief Financial Officer

In re:    DAN RIVER INTERNATIONAL LTD.
          Case No. 04-10991


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        December 4, 2004
                         (in thousands)

                             Assets

Investment in subsidiaries                    	$    6,262
                                               	==========

              Liabilities and Shareholder's Equity

Liabilities:

  Due to parent                                  $  19,857

Shareholder's equity:
  Capital stock                                          -
  Accumulated deficit                              (13,595)
						 ---------
                                                 $   6,262
                                                 =========